Significant changes in the current reporting period	12 Months Ended
Jun. 30, 2018
Disclosure Of Significant Changes In Current Reporting Period [Abstract]
Significant changes in the current reporting period

2. Significant changes in the current reporting period

(i)	Significant events

The financial position and performance of the Group was affected by the following events during the year ended June 30, 2018:

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On December 14, 2017, the Group entered into a patent license agreement with TiGenix NV, now a wholly owned subsidiary of Takeda, which granted Takeda exclusive access to certain of its patents to support global commercialization of the adipose-derived mesenchymal stem cell product Alofisel®, previously known as Cx601 for the local treatment of fistulae.  The agreement includes the right for Takeda to grant sub-licenses to affiliates and third parties. As part of the agreement, the Group received $5.9 million (€5.0 million) as a non-refundable up-front payment.  The Group will be entitled to further payments of €5.0 million within 12 months of the patent license agreement date, and up to €10.0 million when Takeda reaches certain product regulatory milestones.  Additionally, the Group will receive single digit royalties on net sales of Alofisel®.

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On December 22, 2017, the United States signed into law the Tax Cuts and Jobs Act (“the Tax Act”), which changed many aspects of U.S. corporate income taxation, including a reduction in the corporate income tax rate from 35% to 21%.  The Group recognized the tax effects of the Tax Act, the most significant of which was a tax benefit resulting from the remeasurement of deferred tax balances to 21%, see Note 4.

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On March 6, 2018, the Group entered into a $75.0 million non-dilutive, four year credit facility with Hercules Capital, Inc. (“Hercules”). The Group drew the first tranche of $35.0 million of the principal amount on closing. An additional $40.0 million may be drawn as certain milestones are met. The loan matures in March 2022 with principal repayments commencing in October 2019 with the ability to defer the commencement of principal repayments to October 2020 if certain milestones are met, see Note 5(f).

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On June 29, 2018, the Group entered into a $40.0 million non-dilutive, eight year credit facility and a $10.0 million equity placement with NovaQuest. The Group drew the first tranche of $30.0 million of the principal amount on closing, with an additional tranche of $10.0 million becoming available on marketing approval of remestemcel-L (“MSC-100-IV”) by the United States Food and Drug Administration (“FDA”). The loan matures in July 2026 with principal repayments from net sales of MSC-100-IV and interest payments deferred until after the first commercial sale, see Note 5(f).

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On July 17, 2018, the Group announced that it had entered into a strategic alliance with Tasly Pharmaceuticals Group (“Tasly”) for the development, manufacture and commercialization in China of the Group’s allogenic mesenchymal precursor cell products, MPC-150-IM for the treatment or prevention of chronic heart failure and MPC-25-IC for the treatment or prevention of acute myocardial infraction. Tasly will receive exclusive rights and will fund all development, manufacturing and commercialization activities in China for MPC-150-IM and MPC-25-IC.

The Group will receive $40.0 million from Tasly on closing of the strategic alliance, comprising a $20.0 million up-front technology access fee and $20.0 million in an equity purchase in Mesoblast Limited at A$1.86 per share, representing a 20% premium to a blended volume weighted average price calculated over three months, one month and one day. This receipt is subject to filing with the State Administration of Foreign Exchange. The Group is also entitled to receive $25.0 million on product regulatory approvals in China, double-digit escalating royalties on net product sales and is eligible to receive up to six escalating milestone payments upon the product candidates reaching certain sales thresholds in China, see Note 15.